UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 11, 2022

ARDELYX, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36485	26-1303944
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
400 FIFTH AVE., SUITE 210, WALTHAM, MASSACHUSETTS 02451
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (510) 745-1700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	ARDX	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01    Entry into a Material Definitive Agreement.

On April 11, 2022, Ardelyx, Inc. (the “Company”) entered into that certain Amendment Number 2 to License Agreement (the “Amendment”), which amended that certain License Agreement (the “Agreement”) dated as of November 27, 2017, by and between Kyowa Kirin Co., Ltd. (“Kyowa Kirin”, f/k/a Kyowa Hakko Kirin Co., Ltd.). Under the terms of the Amendment, the parties have agreed to a reduction in the royalty rate payable to the Company by Kyowa Kirin upon net sales of tenapanor in Japan. The royalty rate will be reduced from the high teens to low double digits for a two-year period of time following the first commercial sale in Japan, and then to mid-single digits for the remainder of the royalty term. As consideration for the reduction in the royalty rate, Kyowa Kirin has agreed to pay the Company up to additional U.S. $40 million payable in two tranches, with the first payment due following Kyowa Kirin’s filing with the Japanese Ministry Health, Labour and Welfare (MHLW) of its application for marketing approval for tenapanor and the second payment due following Kyowa Kirin’s receipt of regulatory approval to market tenapanor for hyperphosphatemia in Japan.

The above summary of the material terms of the Amendment do not purport to be complete and are qualified in their entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

The above summary of the material terms of the Amendment do not purport to be complete and are qualified in their entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Amendment Number 2 to License Agreement, dated as of April 11, 2022, by and among Ardelyx, Inc. and Kyowa Kirin Co., Ltd.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain portions of this exhibit have been redacted pursuant to Item 601(b)(10) of Regulation S-K. A copy of the omitted portions will be furnished supplementally to the Securities and Exchange Commission upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 11, 2022	ARDELYX, INC.

	By:	/s/ Justin Renz
Justin Renz
Chief Financial Officer